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HATHAWAY CORPORATION AMENDMENT NO. 1 TO THE 1989 INCENTIVE AND NON-QUALIFIED
                               STOCK OPTION PLAN
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                                AMENDMENT NO. 1

                                    TO THE

                             HATHAWAY CORPORATION

              1989 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


          THIS AMENDMENT is made this 13th day of August, 1998, by Hathaway Corporation, a Colorado corporation (the "Corporation").

          WHEREAS, the Corporation entered into and executed the 1989 Incentive and Non-Qualified Stock Option Plan of Hathaway Corporation (the "Plan"); and

          WHEREAS, Article 16 of the Plan provides that the Board of Directors of the Corporation "may amend or discontinue this Plan at any time..."; and

          WHEREAS, the Corporation desires to amend the Plan.

          NOW THEREFORE, the Corporation hereby amends the Plan as follows:

          1. A new Section 13.4 hereby is added to the Plan to read in its entirety as follows:

               13.4 ACCELERATION OF VESTING IN APPROVED TRANSACTIONS: In the event of any Approved Transaction, notwithstanding any contrary waiting period or vesting schedule in any stock option agreement, any outstanding option granted under the Plan and held, as of the date of such Approved Transaction, by an Optionee whose employment with the Corporation or a Subsidiary is affected in such Approved Transaction, shall become exercisable in full (100% vested) in respect of the aggregate number of shares covered thereby as of the date of the Approved Transaction. An Approved Transaction will include (a) the acquisition directly or indirectly by any Person (other than the Corporation, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Corporation) during any period of 12 consecutive months of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Agreement) of voting stock of any Subsidiary representing in the aggregate more than 50% of the total voting power of all voting stock of the Subsidiary; (b) the sale, exchange or other disposition (other than by reason of the pledge or assignment of such assets as security for a loan) of all or substantially all of the assets of any Subsidiary or any division of the Corporation or a Subsidiary, if immediately after such transaction substantially all of such assets are not owned by the Corporation, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Corporation. A "division" means any operating or business unit designated by the Corporation, in its discretion, as constituting a division of the Corporation or of a Subsidiary. An Optionee's employment with the Corporation or a Subsidiary is affected in an Approved Transaction if such employment is terminated by the Corporation or Subsidiary solely as a result of the Approved


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HATHAWAY CORPORATION AMENDMENT NO. 1 TO THE 1989 INCENTIVE AND NON-QUALIFIED
                               STOCK OPTION PLAN
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          Transaction, if such employment is transferred to any employer other than the Corporation or a Subsidiary, or if the Optionee remains employed with a Subsidiary which is no longer a Subsidiary of the Corporation as a result of the Approved Transaction. The Corporation will determine whether any Optionee's employment is affected by any Approved Transaction.

          2. Except as provided above, the Corporation hereby reaffirms and readopts each and every other provision of the Plan, to the extent not inconsistent with this amendment.

          3. The effective date of this amendment shall be August 1, 1998, and shall apply to all currently outstanding stock option agreements and all future stock options granted under the Plan.

          IN WITNESS WHEREOF, the officers of the Corporation, having been duly authorized by the Board of Directors of the Corporation, have signed this amendment as of the date first written above.

                                    HATHAWAY CORPORATION


                                    By:/s/Richard D. Smith
                                       --------------------
                                             President
ATTEST:


/s/Susan M. Chiarmonte
-----------------------
Secretary


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